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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the inclusion in the Annual Report (Form 10-K) of Station Casinos, Inc. of our report dated March 30, 2011, with respect to the financial statements of Aliante Gaming, LLC for the year ended December 31, 2010.

                      /s/ Ernst & Young LLP

Las Vegas, Nevada
March 31, 2011

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM